                                                                      Exhibit 24


                                  POWER OF ATTORNEY
                                  -----------------


    KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officers, or both, of NABISCO, INC., a New Jersey corporation (the "Company"), do hereby make, constitute and appoint James A. Kirkman III and Robert K. DeVries, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the ANNUAL REPORT ON FORM 10-K of the Company for the fiscal year ended December 31, 1996, and any and all amendments or supplements to the foregoing Annual Report and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, and with each exchange on which any class of securities of the Company is registered, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratify and confirm all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, each of the undersigned has subscribed his or her name, this 26th day of February, 1997.


/s/ H. John Greeniaus                  Chairman, President and Chief
------------------------------         Executive Officer
H. John Greeniaus                      Director


/s/ Robert A. Schiffner                Senior Vice President and Controller
------------------------------
Robert A. Schiffner

/s/ Herman Cain
------------------------------         Director
Herman Cain


/s/ John T. Chain, Jr.
------------------------------         Director
John T. Chain, Jr.


/s/ Steven F. Goldstone
------------------------------         Director
Steven F. Goldstone


/s/ David B. Jenkins
------------------------------         Director
David B. Jenkins


/s/ Kay Koplovitz
------------------------------         Director
Kay Koplovitz


/s/ John G. Medlin, Jr.
------------------------------         Director
John G. Medlin, Jr.

                                  POWER OF ATTORNEY
                                  -----------------


    KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officers, or both, of NABISCO HOLDINGS CORP, a Delaware corporation (the "Company"), do hereby make, constitute and appoint James A. Kirkman III and Robert K. DeVries, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the ANNUAL REPORT ON FORM 10-K of the Company for the fiscal year ended December 31, 1996, and any and all amendments or supplements to the foregoing Annual Report and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, and with each exchange on which any class of securities of the Company is registered, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratify and confirm all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.


    IN WITNESS WHEREOF, each of the undersigned has subscribed his or her name, this 26th day of February, 1997.


/s/ H. John Greeniaus                  Chairman, President and Chief
------------------------------         Executive Officer
H. John Greeniaus                      Director


/s/ Robert A. Schiffner                Senior Vice President and Controller
------------------------------
Robert A. Schiffner

/s/ Herman Cain
------------------------------         Director
Herman Cain


/s/ John T. Chain, Jr.
------------------------------         Director
John T. Chain, Jr.


/s/ Steven F. Goldstone
------------------------------         Director
Steven F. Goldstone


/s/ David B. Jenkins
------------------------------         Director
David B. Jenkins


/s/ Kay Koplovitz
------------------------------         Director
Kay Koplovitz


/s/ John G. Medlin, Jr.
------------------------------         Director
John G. Medlin, Jr.


                                         -2-